SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





     Date  of  Report  (Date  of  earliest  event  reported):     AUGUST 1, 2001
                                                                  --------------



                      DYNAMIC  HEALTHCARE  TECHNOLOGIES,  INC.
                      ----------------------------------------
                (Exact Name of Registrant as Specified in its Charter)




     Florida                         0-12516                    65-0624640
     -------                         -------                    ----------
(State  or  Other            (Commission  File  Number)      (IRS  Employer
Jurisdiction Incorporation)                                  Identification
                                                                  Number)





   615  Crescent  Executive  Court,  Fifth  Floor,  Lake  Mary,  FL  34210-2801

-------------------------------------------------------------------  ----------
  (Address  of  Principal  Executive  Offices)                       (Zip  Code)




Registrant's  telephone  number,  including  area code:  (407) 333-5300
                                                         ---------------

ITEM  5.  OTHER  EVENTS.

     On August 1, 2001, the Dynamic Healthcare Technologies, Inc., a Florida corporation (the "Company"), issued a press release announcing its earnings for the second quarter ended June 30, 2001.

     A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a)     Not  Applicable

(b)     Not  Applicable

(c)     Exhibits  required  by  Item  601  of  Regulation  S-K

EXHIBIT  NO.  DESCRIPTION
------------  -----------
   99.1      Press release, issued August 1, 2001, regarding the announcement of its earnings for the second quarter.

       [Rest of Page Intentionally Blank.  Signatures on following Page.]

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DYNAMIC  HEALTHCARE  TECHNOLOGIES,  INC.
Date:  August  1,  2001                 By:   /s/  Brian  Greco
                                              ------------------
                                                   Brian  Greco
                                                   Vice  President  of  Finance
                                                   and Secretary

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT  NO.  DESCRIPTION
------------  -----------
    99.1 Press release, issued August 1, 2001, regarding the announcement of its earnings for the second quarter.

                                  EXHIBIT 99.1
                                  ------------

Contact:   Dynamic  Healthcare  Technologies  Inc.
           Christopher  Assif  (investors)
           Chief  Executive  Officer
           cassif@dht.com
           --------------
           800  832  3020

           Bernadette  Di  Re  (media)
           Director,  Marketing
           bdire@dht.com
           -------------
           800  832  3020


                   DYNAMIC REPORTS SECOND QUARTER 2001 RESULTS

LAKE MARY, FLORIDA - AUGUST 1, 2001 - Dynamic Healthcare Technologies, Inc. (Nasdaq: DHTI Nasdaq: DHTID), a leading provider of information technology geared to transform diagnostic medicine, today announced results for the second quarter ended June 30, 2001. The Company reported second quarter revenues of $6.3 million and a net loss of $(0.04) per common share, which excludes a non-recurring realignment charge in connection with the elimination of certain duplicative staff and middle management positions of $465,000 taken during the quarter. This compares to revenues of $6.5 million and a net loss of $(0.08) per common share, on a reverse split adjusted basis, for the same period a year ago.

Second-quarter EBITDA, (earnings before interest, taxes, depreciation, and amortization) was a positive $0.08 per common share, excluding the realignment charge. This marks the first time the Company has generated positive EBITDA since second quarter 2000. The Company also generated positive cash flow from operations during the quarter. This represents the Company's eleventh consecutive quarter of generating positive cash flow from operations.

Key  highlights  for  the  six-month  period  ended  June  30,  2001  include:

     - Near record bookings of Company's clinical systems. A total of twenty-three systems across all diagnostic disciplines were sold to new and current clients spanning all major market segments during the first half of 2001.

     -    Systems  and  support  services  backlog  grew  to  $23  million.

     - The Company sold and implemented its CoMed suite of Internet and ASP delivered products to multiple client sites during the first half of 2001.

     -    Proposal  activity  is  up  90%  over the same period from a year ago.


                                     (more)

DYNAMIC  REPORTS  SECOND  QUARTER  2001  RESULTS
PAGE  TWO


Christopher Assif, CEO of Dynamic, commented: "We are pleased with our progress evidenced by this quarter's improved operating results. The Company reiterates its previously issued revenue and earnings expectations for 2001 and 2002 based on revenue visibility from our backlog and the increased marketplace demand for its clinical and diagnostic focused information technology products and services."

As  previously  announced, the Company will host a conference call at 10:00 a.m.
(EST) on Thursday, August 2, 2001, to discuss these results. The call will be led by Dynamic's Chief Executive Officer, Christopher Assif. Interested investors can access the call via a webcast through the Company's web site, www.dht.com, or via the StreetEvents web site, www.streetevents.com. Replays will be available on these web sites for 30 days. Investors interested in participating in the live conference call may dial 877-721-9309.

About  Dynamic
Dynamic Healthcare Technologies is transforming diagnostic medicine through its clinical and diagnostic workflow solutions for pathology, laboratory and radiology services in hospitals, clinics and ambulatory care settings. The company's systems are installed in more than 640 client locations, including half of the nation's "Best Hospitals" and 40% of the "Best Hospitals" in cancer treatment, as reported in US News and World Reports magazine. Dynamic is expanding its reach even deeper into the care process through Internet-based clinical connectivity and application service provider capabilities marketed under the name CoMed.

                            Forward  Looking  Statement

This press release contains forward looking statements that involve a number of risks and uncertainties, including, but not limited to, certain areas beyond the Company's control with respect to future business events and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission.


                                 -tables follow-




DYNAMIC HEALTHCARE TECHNOLOGIES, INC. REPORTS SECOND QUARTER 2001 EARNINGS                   (PAGE 3)

                                              SELECTED FINANCIAL DATA
                                         DYNAMIC HEALTHCARE TECHNOLOGIES, INC.
                                              STATEMENTS OF OPERATIONS


                                                            THREE MONTHS ENDED                         SIX MONTHS ENDED
                                                      JUNE 30, 2000      JUNE 30, 2001          JUNE 30, 2000      JUNE 30, 2001
                                                      -------------    ---------------          -------------  ------------------
                                                       (UNAUDITED)         (UNAUDITED)           (UNAUDITED)        (UNAUDITED)
Operating revenues:
    Computer system equipment sales and support              155,510   $      207,877                573,506   $      536,309
    Application software licenses                          1,996,275        1,748,330              3,505,958        3,247,507
    Software support                                       2,925,892        2,877,177              5,826,009        5,779,509
    Services and other                                     1,388,350        1,510,805              3,142,631        2,989,021
                                                      --------------   ---------------            ------------   -----------------
               Total operating revenues                    6,466,027        6,344,190             13,048,104       12,552,346
                                                      --------------   ---------------            ------------   -----------------

Costs and expenses:
    Cost of products sold                                    456,776          484,443                983,065        1,025,445
    Software amortization                                    569,462          328,960              1,149,483          639,893
    Client services expense                                2,560,281        2,224,993              5,146,707        4,723,449
    Software development costs                             1,123,561        1,109,613              2,350,572        2,168,427
    Sales and marketing                                    1,141,630        1,249,829              2,227,456        2,686,779
    General and administrative                             1,046,330        1,105,460              1,957,713        2,255,074
    Realignment costs                                              -          465,204                      -          465,204
                                                      --------------   ---------------            ------------   -----------------
               Total costs and expenses                    6,898,040        6,968,502             13,814,996       13,964,271
                                                      --------------   ---------------            ------------   -----------------
Operating income (loss)                                    (432,013)        (624,312)              (766,892)      (1,411,925)
                                                      --------------   ---------------            ------------   -----------------
Other income (expense):
      Interest expense and financing costs                  (44,778)         (58,467)                (85,588)       (128,202)
      Interest income and other                               27,979           16,259                  54,239          64,421
      Gain/(Loss) on disposal of fixed assets               (30,493)               -*                (30,603)               -
                                                      --------------   ---------------            ------------   -----------------
               Total other income (expense)                 (47,292)         (42,208)                (61,952)        (63,781)
                                                      --------------   ---------------            ------------   -----------------
Earnings (loss) before income taxes                        (479,305)        (666,521)               (828,844)      (1,475,707)
Income taxes                                                       -                -                       -                -
                                                      --------------   ---------------            ------------   -----------------
Net earnings (loss)                                  $     (479,305)  $     (666,521)         $     (828,844)  $   (1,475,707)
                                                      ==============   ===============          ===============  =================

Net earnings (loss) available for common
shareholders                                         $     (519,305)   $    (706,521)         $     (908,844)  $   (1,555,707)
                                                      ==============   ===============          ===============  =================
Weighted average number of common and potential
common shares outstanding assuming full dilution
 - basic and diluted                                       6,304,521        6,476,047               6,295,487        6,475,301
                                                      ==============   ===============          ===============  =================

Earnings (loss) per common share basic and
diluted                                              $        (0.08)   $       (0.11)         $        (0.14)  $        (0.24)
                                                      ==============   ===============          ===============  =================

EBITDA                                               $       360,255   $       50,655         $     1,012,767  $     (220,518)
                                                      ==============   ===============          ===============  =================


                                                              BALANCE SHEETS

                                                   December 31, 2000      JUNE 30, 2001
                                                   -----------------      -------------
                                                                           (UNAUDITED)
ASSETS
Current assets:
    Cash and cash equivalents                      $       3,197,743    $     893,094
    Accounts receivable, net                               5,309,700        3,767,561
    Unbilled receivables                                   3,633,931        4,751,559
    Contracts receivable - current                           329,255          286,795
    Other current assets                                     848,652          724,974
                                                   -----------------      -------------
        Total current assets                              13,319,281       10,423,983
Property and equipment, net                                3,507,870        3,149,277
Capitalized software development costs, net                4,093,560        3,509,540
Goodwill, net                                                847,934          644,159
Contracts receivable - non-current                           713,052          597,763
Other assets                                                  22,872           17,479
                                                   -----------------      -------------
                                                   $      22,504,569    $  18,342,201
                                                   =================      =============
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
    Accounts payable and accrued expenses          $       3,061,461    $   2,733,558
    Deferred revenue                                       5,929,122        5,992,778
    Advance billings                                       1,197,266        1,993,429
    Line of credit                                         2,875,000                0
    Deferred lease incentives                                190,230          190,230
    Other current liabilities                                380,335          306,483
                                                   -----------------      -------------
        Total current liabilities                         13,633,414       11,216,478
Deferred lease incentives - non-current                      602,403          507,288
Other                                                        639,740          504,983
                                                   -----------------      -------------
        Total liabilities                                 14,875,557       12,228,749
                                                   -----------------      -------------

Shareholders' equity:
   Series C preferred stock                                1,811,327        1,811,327
   Common stock                                               64,494           64,761
   Warrants                                                    3,000            3,000
   Additional paid-in capital                             45,830,110       45,789,990
   Deficit                                              (39,837,199)     (41,312,906)
                                                   -----------------      -------------
   Less: notes receivable from officer                     (242,720)        (242,720)
                                                   -----------------      -------------
        Total shareholders' equity                         7,629,012        6,113,452
                                                   -----------------      -------------
                                                   $      22,504,569   $   18,342,201
                                                   =================      =============

The financial data should be read in conjunction with the disclosures contained in the Company's Form 10-K
For the year ended December 31, 2000. Prior years common shares have been retroactively adjusted to reflect reverse stock split.